SECURITIES AND EXCHANGE COMMISSIONS

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)           February 27, 2001
                                                 -------------------------------

                                ICU MEDICAL, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                        0-19974                  33-0022692
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

951 Calle Amanecer               San Clemente, California              92673
--------------------------------------------------------------------------------
        (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code            (949) 366-2183
                                                    ----------------------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events
-------  ------------

         On February 27, 2001, ICU Medical, Inc. and Abbott Laboratories signed the following agreement, as further described in the press release filed as
Exhibit 2 hereto: "Co-Promotion and Distribution Agreement Between ICU Medical, Inc. and Abbott Laboratories."


Item 7.  Financial Statements and Exhibits
-------  ---------------------------------

         (c)      Exhibits

         1. CO-PROMOTION AND DISTRIBUTION AGREEMENT, dated as of February 27, 2001.

         2. Press release, dated February 28, 2001, announcing expansion of contract with Abbott Laboratories.



SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Date:    March 7, 2001

                                             ICU MEDICAL, INC.



                                             By:      /S/ Francis J. O'Brien
                                                      --------------------------
                                                      Francis J. O'Brien
                                                      Secretary, Treasurer and
                                                      Chief Financial Officer